UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of earliest event reported: May 5, 2010:

Mirenco, Inc.

(Exact name of registrant as specified in its charter)

                      Iowa                     333-41092                  39-1878581

           (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer

          of                                                 Identification No.)

               incorporation or

                organization)

                        206 May Street, P.O. Box 343, Radcliffe, Iowa 50230

(Address of principal executive offices) (Zip Code)

(515)899-2164

Registrant's telephone number, including area code:

              ____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 1.01  MATERIAL AGREEMENT

On April 30, 2010, Mirenco amended the terms of its contract with Whayne Supply company, signed January 13, 2009.  Under the terms of the Amendment, Exhibit B, Definitions and Interpretations has been amended to reflect new minimum sales requirements. The parties hereby agree that except as expressly provided herein, the Agreement shall remain in full force and effect without alteration or amendment.

 A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	First Amendment to Distributor Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRENCO, INC.
Date: May 5, 2010	By:	/s/ DWAYNE FOSSEEN
Dwayne Fosseen
Chief Executive Officer(Principal Executive Officer)

FIRST AMENDMENT

TO

DISTRIBUTOR AGREEMENT BETWEEN Mirenco, Inc. and Whayne Supply Company

This First Amendment to DISTRIBUTOR AGREEMENT BETWEEN Mirenco, Inc. and Whayne Supply Company (the “Amendment”) is entered into on April 30, 2010, by and among Mirenco, Inc., 206 May Street, Radcliffe, Iowa, 50230 and Whayne Supply Company, having a place of business at 1400 Cecil Avenue, Louisville, Kentucky, 40211-1626.

RECITALS

1.

On January 13, 2009, Mirenco, Inc. and Whayne Supply Company entered into a DISTRIBUTOR AGREEMENT BETWEEN Mirenco, Inc. and Whayne Supply Company (the “Agreement’).

2.

The Parties desire to amend the Agreement as set forth in this Amendment.

AGREEMENT

In consideration of the recitals set forth above, the mutual promises made herein and other good and valuable consideration, the parties hereby agree as follows:

1.

Amendment.

1.1

Exhibit B, Definitions and Interpretations of the Agreement is hereby deleted in its entirety and replaced with the following:

Exhibit B, Definitions and Interpretations

“Affiliate” means any direct or indirect subsidiary or parent company of a Party, or any other Company which is 20% or more owned, directly or indirectly, by a Party or by the majority owner of a Party.

“Change of Control” shall have occurred if (a) the Distributor sells all or substantially all of its assets; or (b) Monty Boyd is no longer the President of the Distributor.

“Company” means an individual, corporation, limited liability company (LLC), partnership, unincorporated organization or other entity.

“Competing Products” means products manufactured by Companies other than Mirenco or its Affiliates which compete with the Products.

“Event of Default” means the occurrence of one or more of the following circumstances:

(a)

a Party provides materially inaccurate information to the other Party;

(b)

the Distributor breaches a legal or ethical duty owed to Mirenco, or takes any action that would bring disrepute to, or harm the commercial goodwill of, Mirenco, the Products or the Licensed Trademarks;

(c)

a Party is in material breach of any of its obligations under this Agreement;

(d)

a Party takes any action to liquidate, dissolve or wind-up its business;

(e)

a Party applies to be put in bankruptcy, takes any action that would permit its creditors to make an application to put such Party in bankruptcy, is adjudged or declared bankrupt or makes an assignment for the benefit of creditors, consents to a proposal or similar action under any bankruptcy or insolvency legislation applicable to it, or commences any other proceedings relating to it under any bankruptcy, reorganization or dissolution law or statute of any jurisdiction, or consents to any such proceeding;

(f)

a custodian, liquidator, receiver, receiver and manager, receiver-manager, trustee or any other person with similar powers is appointed for such Party or in respect of any material property or assets or material part of the property or assets of such Party; or

(g)

a final, non-appealable, decision of any judicial, administrative, governmental or other authority or arbitrator is made which enjoins or restrains, or renders illegal or unenforceable, the performance or observance by a Party of any material term of this Agreement.

“Intellectual Property” means all rights held by a Party (by ownership or under license) in and to various inventions and trade secrets, including any patent, patent application (whether now existing or pending or whether obtained or applied for after the date of this Agreement), industrial design, invention, design, trade secret, idea, work, methodology, technology, innovation, creation, concept, moral right, development drawing, research, analysis, know-how, experiment, copyright, data, formula, method, procedure, process, system or technique and the goodwill associated with the foregoing, but does not include trademarks or tradenames.

“Licensed Trademarks” means the trademarks, tradenames or logos listed on Exhibit F, as revised by Mirenco from time to time in its sole discretion.

“Minimum Purchase Obligation” means that prior to the end of each of the following twelve-month periods, Distributor shall have purchased from Mirenco, and Mirenco shall have received full payment for, Products and Services in the following amounts:

For the Twelve Months Ending on the Following Dates	Twelve-month Minimum	Cumulative Minimum
June 1, 2011	$ 1,000,000	$ 1,000,000
June 1, 2012	2,000,000	3,000,000
June 1, 2013	4,000,000	7,000,000
June 1, 2014	6,000,000	13,000,000
June 1, 2015	9,000,000	22,000,000
Thereafter	To be determined by mutual agreement of the Parties

“Mirenco Confidential Information” means information known or used by Mirenco in connection with its business and technology, including Mirenco’s Intellectual Property, customer information, financial information, marketing information, and information as to business opportunities and research and development.

2.

Remaining Agreement Unaltered.  The parties hereby agree that except as expressly provided herein, the Agreement shall remain in full force and effect without alteration or amendment.

[END OF AGREEMENT -SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be binding and effective as of the date and year first written above.

[ MIRENCO ]:

__________________________________

By: _______________________________

Its:  _______________________________

Date:  _____________________________

[ WHAYNE SUPPLY ]

__________________________________

By: _______________________________

Its:  _______________________________

Date:  _____________________________